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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2017

Hardinge Inc.
(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant's telephone number including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2017, Hardinge Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). The total number of shares (excluding fractional amounts) of the Company’s common stock, par value $0.01 per share, voted in person or by proxy at the Annual Meeting was 11,692,604 representing approximately 90% of the 12,926,716 shares outstanding and entitled to vote at the Annual Meeting. All non-advisory matters voted upon at the Annual Meeting were approved with the required votes. The Company’s shareholders also voted on an advisory basis in favor of the Company’s executive compensation policies. The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of the abstentions and broker non-votes as to each such matter, where applicable, are set forth below:

Proposal 1 Proposed Amendments to the Company’s Restated Certificate of Incorporation, As Amended

The Company’s shareholders approved the proposed amendments to the Company’s restated certificate of incorporation, as amended to, among other things, declassify the Company’s Board of Directors and provide for the annual election of directors. The voting results were as follows:

Votes For	Votes Against	Abstentions
11,516,577	53,834	122,193

Proposal 2 Election of Directors

The Company’s shareholders elected five directors. Given that the shareholders approved to declassify the Company’s Board of Directors in Proposal 1 at the Annual Meeting, each director elected at the Annual Meeting shall serve for a one-year term expiring at the 2018 Annual Meeting, or when their respective successors have been duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Richard R. Burkhart	9,408,335	426,619	1,857,650
B. Christopher DiSantis	9,378,361	456,593	1,857,650
Ryan J. Levenson	9,318,667	516,287	1,857,650
James Silver	9,409,323	425,631	1,857,650
R. Tony Tripeny	9,183,422	651,532	1,857,650

Proposal 3 Ratification of the Appointment of Independent Auditor

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstentions
11,531,167	136,686	24,751

Proposal 4 Advisory Vote on Executive Compensation

The Company’s shareholders voted on an advisory basis in favor of the Company’s executive compensation policies and practices. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,422,934	86,530	325,490	1,857,650

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: May 5, 2017             By: /s/    Douglas J. Malone
Douglas J. Malone
Vice President and Chief Financial Officer